UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2015

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1 -7685	95-1492269

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Effective upon the adjournment of Avery Dennison Corporation’s (the “Company’s”) Annual Meeting of Stockholders on April 23, 2015 (“Annual Meeting”) and as required by the mandatory director retirement policy contained in the Company’s Amended and Restated Bylaws and Corporate Governance Guidelines, Rolf L. Börjesson retired from the Company’s Board of Directors (the “Board”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) & (b)  At the Annual Meeting, the Company’s stockholders (i) elected Bradley A. Alford, Anthony K. Anderson, Peter K. Barker, Ken C. Hicks, David E. I. Pyott, Dean A. Scarborough, Patrick T. Siewert, Julia A. Stewart and Martha N. Sullivan to the Board; (ii) approved, on an advisory basis, the Company’s executive compensation; (iii) did not approve the Company’s Amended and Restated Bylaws to, among other things, designate the Delaware Court of Chancery as the exclusive forum for adjudicating certain stockholder disputes; and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

The final results of the voting for the nine director nominees named in the Company’s 2015 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	75,040,422	139,497	299,145	4,852,420
Anthony K. Anderson	73,966,708	1,189,291	323,065	4,852,420
Peter K. Barker	74,372,314	798,689	308,061	4,852,420
Ken C. Hicks	74,663,309	504,455	311,300	4,852,420
David E. I. Pyott	74,618,173	574,674	286,217	4,852,420
Dean A. Scarborough	72,360,907	2,743,382	374,775	4,852,420
Patrick T. Siewert	74,616,156	538,913	323,995	4,852,420
Julia A. Stewart	74,521,677	670,042	287,345	4,852,420
Martha N. Sullivan	75,007,354	178,362	293,348	4,852,420

The final results of the voting for proposals 2, 3 and 4 described in the Company’s 2015 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	69,715,851	5,132,217	630,996	4,852,420
Approval of the Company’s Amended and Restated Bylaws to, among other things, designate the Delaware Court of Chancery as the exclusive forum for adjudicating certain stockholder disputes	34,911,767	40,126,701	440,596	4,852,420
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015	78,129,729	1,900,316	301,439	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 24, 2015
	By:	/s/ Susan C. Miller
		Name:	Susan C. Miller
		Title:	Senior Vice President, General Counsel and Secretary